Supplement dated April 1, 2019

to the

Vident Core U.S. Bond Strategy ETF	PPTY – U.S. Diversified Real Estate ETF
Vident Core U.S. Equity Fund	Summary Prospectus dated March 15, 2018
Vident International Equity Fund
Summary Prospectuses, each dated December 31, 2018

Effective immediately, Vident Advisory, LLC has replaced Exchange Traded Concepts, LLC as the investment adviser to each of the funds listed in the caption above (together, the “Funds”), each a series of ETF Series Solutions.  All references to Exchange Traded Concepts, LLC are hereby replaced with Vident Advisory, LLC. Vident Investment Advisory, LLC continues to serve as the Funds’ sub-adviser.

Please retain this Supplement with your Summary Prospectuses for future reference.